                                                                   EXHIBIT 10.13

                                                                  EXECUTION COPY

          ASSIGNMENT, ASSUMPTION AND AMENDMENT NO. 1 dated as of June 26, 1996, to the procurement and services contract dated as of January 31, 1996, between Sprint Spectrum Holding Company, L.P., a Delaware-limited partnership ("Holdings"), formerly known as MajorCo L.P., and Northern Telecom Inc., a Delaware corporation (the "Vendor", and together with Holdings, and any successor thereto by way of assignment, the "Parties").

                                   RECITALS:
                                   --------

          WHEREAS, Holdings and the Vendor are parties to a certain Procurement and Services Contract dated as of January 31, 1996 (the "Contract") wherein Holdings agreed to have the Vendor engineer and construct PCS Systems in the System Areas and the Vendor, itself or through its Subcontractors, agreed to provide Products and Services to Holdings in connection with the engineering and construction of PCS Systems in the System Areas pursuant to and in accordance with the terms of the Contract.

          WHEREAS, Holdings wishes to assign all of its rights under the Contract to Sprint Spectrum L.P., a Delaware limited partnership ("SSLP") and SSLP wishes to assume all of Holdings' obligations under the Contract and the Vendor wishes to release Holdings from all further liability under the Contract.

          WHEREAS, SSLP wishes to further assign all of its rights (once assigned to SSLP by Holdings) under the Contract to Sprint Spectrum Equipment Company, L.P., a Delaware limited partnership ("EquipmentCo") and EquipmentCo wishes to assume all of SSLP's obligations under the Contract.

          WHEREAS, the Parties desire to amend subsection 22.1 of the Contract.

          NOW THEREFORE, in consideration of the mutual covenants and conditions set forth herein, the Parties hereby agree as follows:

          1. Definitions. Unless otherwise defined herein, all capitalized terms
             -----------
used in this Assignment, Assumption and Amendment will have the meaning given to such terms in the Contract.

          2. Assignment to and Assumption by SSLP.
             ------------------------------------
          (a) Holdings hereby, transfers and conveys to SSLP as of the date hereof all of Holdings' right, title and interest in and to the Contract and hereby delegates all of its duties and obligations thereunder to SSLP. SSLP hereby accepts this assignment as of the date hereof and assumes and agrees to perform all duties and obligations of Holdings under the contract.

          (b) Pursuant to and in accordance with subsection 27.4 of the Contract, the Vendor hereby consents to and agrees with the assignment and assumption set forth in clause (a) of this paragraph 2 (the "First Assignment") and further, the Vendor hereby fully releases Holdings of any and all liability, obligations or duties whatsoever under or in respect of the Contract.

          3. ASSIGNMENT TO AND ASSUMPTION BY EQUIPMENTCO
             -------------------------------------------
          (a) Pursuant to this Assignment, Assumption and Amendment and immediately after the First Assignment, SSLP hereby transfers and conveys to EquipmentCo as of the date hereof all of SSLP's right, title and interest in and to the Contract and hereby delegates all of its duties and obligations thereunder to EquipmentCo; provided that such assignment by SSLP to EquipmentCo
                           -------- ----
in no way constitutes a release of SSLP's duties and obligations under the Contract; and provided further that pursuant to this paragraph 3(a) SSLP will
              -------- -------
retain all of its rights under the Contract to exercise any remedies under the Contract in lieu of any such exercise by EquipmentCo. EquipmentCo hereby accepts this assignment as of the date hereof and assumes and agrees to perform all duties and obligations of SSLP under the Contract.

          (b) Pursuant to and in accordance with subsection 27.4 of the Contract, the Vendor hereby consents to and agrees with the assignment and assumption set forth in clause (a) of this paragraph 3.

          4.  AMENDMENT TO SUBSECTION 22.1. Subsection 22.1 of the Contract
              ----------------------------
              is hereby amended by deleting the last sentence thereof in its entirety and replacing it with the following sentence:

                  "Prior to acquiring title to the Equipment, the Owner
                   will not cause or permit the Equipment to be sold, leased or subjected to a lien other encumbrance."


           5.   NO OTHER AMENDMENTS. EXCEPT AS EXPRESSLY AMENDED,
                -------------------
 MODIFIED AND SUPPLEMENTED HEREBY, THE PROVISIONS OF THE CONTRACT ARE AND WILL REMAIN IN FULL FORCE AND EFFECT AND NOTHING IN THIS ASSIGNMENT, ASSUMPTION AND AMENDMENT WILL BE CONSTRUED AS A WAIVER OF ANY OF THE RIGHTS OR OBLIGATIONS OF THE PARTIES UNDER THE CONTRACT.

          6. Governing Law. This Amendment will be construed in accordance with
             -------------
and governed by the laws of the State of Missouri without regard to the laws and principles thereof which would direct the application of the laws of another jurisdiction.

          7.   Descriptive Headings. Descriptive Heading are for convenience
               --------------------
               only and will not control or affect the meaning or construction of any provisions of this Assignment, Assumption and Amendment.

          8.   Counterparts. This Assignment, Assumption and Amendment may be
               ------------
executed in any number of identical counterparts, each of which will constitute an original but all of which when taken together will constitute but one instrument.

                               *   *    *    *     *

          In WITNESS WHEREOF, the parties hereto have caused this Assignment, Assumption and Amendment to be signed by their duly authorized representatives on the date first above written

                                         SPRINT SPECTRUM HOLDING COMPANY,  L.P.,
                                         as Holdings


                                         By: /s/ Robert M. Neumeister,Jr
                                             --------------------------
                                             Name:  Robert M. Neumeister,Jr
                                             Title: Chief Financial Officer

                                         SPRINT SPECTRUM L.P.,
                                         as SSLP

                                         By: /s/ Robert M. Neumeister, Jr
                                             ----------------------------
                                             Name:  Robert M. Neumeister,Jr
                                             Title: Chief Financial Officer


                                         SPRINT SPECTRUM EQUIPMENT COMPANY,
                                         L.P., as EquipmentCo

                                         By: /s/ Robert M. Neumeister, Jr
                                             -----------------------------
                                             Name:  Robert M. Neumeister,Jr
                                             Title: Chief Financial Officer


                                         NORTHERN TELECOM INC.,
                                         as the Vendor

                                         By: /s/ Matthew J. Desch
                                             ------------------------------
                                             Name: Matthew J. Desch
                                             Title: Group VP & GM